                                                                   EXHIBIT 10.26

                            STOCK PURCHASE AGREEMENT
                            ------------------------

          THIS AGREEMENT, is made and entered into this 12th day of December, 2001, by and between Highgate Ventures I, L.P., formerly iGate Ventures I, L.P. (hereinafter referred to as "Seller"), and Ashok Trivedi and Sunil Wadhwani, each an individual (each hereinafter referred to individually as "Buyer" and collectively as "Buyers").

                                   WITNESSETH
                                   ----------

          WHEREAS, Seller holds 1,136,253 shares of common stock of VCampus Corporation (the "Corporation"), par value $.01 per share (the "Common Stock"); and

          WHEREAS, Seller desires to sell Seller's shares of Common Stock (the "Securities") and each Buyer desires to purchase the Securities upon the terms and conditions hereinafter set forth and in the amounts set forth opposite such Buyer's name on Schedule 1 attached hereto.
                ----------

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.   Sale of Securities. Subject to the terms and conditions contained herein,
     ------------------
Seller agrees to sell to each Buyer, and each Buyer severally (and not jointly) agrees to purchase from Seller the number of Securities set forth opposite such Buyer's name on Schedule 1 attached hereto.
                ----------

2.   Transfer. Seller shall deliver to each Buyer good and sufficient
     --------
certificates for the number of shares of Common Stock to be purchased by such Buyer, duly assigned in blank, with any required transfer stamps or taxes paid and affixed thereto. Seller shall execute a stock power in favor of each Buyer in the form attached hereto as Exhibit A in respect of the shares of Common
                               ---------
Stock to be so transferred to such Buyer. Seller shall do all other things necessary to cause the entire right, title and interest in and to the Securities to be transferred of record to each Buyer as applicable, free and clear of any claim, suit, proceedings, call, commitment, voting trust, proxy, restriction, limitation, security interest, pledge or lien or encumbrance of any kind or nature whatsoever as of the date hereof.

3.   Assignment of Registration Rights. Seller hereby assigns to each Buyer all
     ---------------------------------
of Seller's rights under that certain Registration Rights Agreement dated as of January 11, 2000 with respect to the Securities being transferred and assigned hereunder to such Buyer.

4.   Purchase Price. Each Buyer shall pay to Seller the aggregate purchase price
     --------------
of One hundred Thirteen Thousand, Six Hundred Twenty Five Dollars ($113,625) (the "Purchase Price"), which Purchase Price represents the agreed upon value of the Securities to be transferred to such Buyer.

5.   Conditions to Closing. The purchase and sale of the Securities contemplated
     ---------------------
by this Agreement shall be consummated only in the event the conditions to closing set forth herein have been satisfied (the "Closing"). The Closing shall take place at the offices of Buchanan

Ingersoll, One Oxford Centre, 301 Grant Street, 20th Floor, Pittsburgh, PA 15219 or at such other place mutually agreed upon by the parties. Each and every obligation of Seller and the Buyers hereunder is subject to the satisfaction or written waiver on or before the date of Closing of the following express conditions precedent to closing:

          a.   Each Buyer shall have delivered to the Seller the Purchase Price;
               and

          b. Seller shall have delivered to each Buyer the certificate and the stock power described in Section 2 hereof.

6.   Representations and Warranties of Seller. Seller represents and warrants to
     ----------------------------------------
the Corporation as follows:

          a. Seller now owns and holds, beneficially and of record, the entire right, title and interest in and to the Securities, free and clear of any claim, suit, proceedings, call, commitment, voting trust, proxy, restriction, limitation, security interest, pledge or lien or encumbrance of any kind or nature whatsoever (other than restrictions contained in that certain Stock Purchase Agreement dated as of January 11, 2000), and has full power and authority to transfer and dispose of the same hereunder to the Buyers.

          b. Seller has full power and legal capacity to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transaction contemplated hereby.

7.   Survival of Representations and Warranties. All representations and
     ------------------------------------------
warranties of seller contained herein shall survive the consummation of the transaction provided for hereunder.

8.   Instruments of Further Assurance. Each of the parties hereto agrees, upon
     --------------------------------
the request of the other party hereto, from time to time to execute and deliver to the other party all such instruments and documents of further assurance or otherwise as shall be reasonable under the circumstances, and to do any and all such acts and things as may reasonably be required to carry out the obligations of such requested party hereunder and to consummate the transactions provided for herein.

9.   Headings. The headings of the various sections of this Agreement are
     --------
intended solely for convenience of reference and shall not be deemed or construed to explain, modify or place any construction upon the provisions hereof.

10.  Binding Effect. This Agreement shall inure to the benefit of and shall be
     --------------
binding upon the parties hereto, their heirs, personal representatives, successors and assigns, and no modification hereof shall be binding or enforceable unless in writing and signed by the parties.

11.  Entire Agreement. This instrument contains the entire Agreement of the
     ----------------
parties and there are no promises or understandings, not herein expressed, made as an inducement to the execution of the Agreement or otherwise.

12.  Governing Law. The validity, enforceability and interpretation of any of
     -------------
the clauses of this Agreement shall be determined and governed by the laws of the Commonwealth of Pennsylvania without regard to its conflicts of laws provisions.

13.  Severability. Each section of this Agreement shall be construed severable,
     ------------
and if for any reason any section herein is determined to be invalid under current or future law, such invalidity shall not impair the operation of or otherwise effect the valid portions of this Agreement.

14.  Counterparts. This Agreement may be executed in one or more counterparts,
     ------------
each of which shall be deemed to be an original but all of which together shall constitute one and the same document.

        [The Remainder Of This Page Has Been Intentionally Left Blank]

          IN WITNESS WHEREOF, Seller has caused this Agreement to be executed by its duly authorized officer and Buyers have executed this Agreement as of the day and date first above written.

Highgate Ventures I, L.P.


By:_________________________________________
    General Partner


By:_________________________________________
Name:_______________________________________
Title:______________________________________


____________________________________________
Ashok Trivedi


____________________________________________
Sunil Wadhwani


                 [Signature Page To Stock Transfer Agreement]

                                   Exhibit A
                                   ---------

                                  STOCK POWER

          FOR VALUE RECEIVED, the undersigned (the "Transferor") hereby sells, assigns and transfers unto Ashok Trivedi (the "Transferee"), Five Hundred Sixty Eight Thousand, One Hundred Twenty Seven (568,127) shares of common stock of VCampus Corporation (the "Corporation"), standing in the Transferor's name on the books of the Corporation represented by Certificate Number 2460 herewith, and does hereby irrevocably constitute and appoint Daniel Daugherty as attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated: December 12, 2001       Highgate Ventures I, L.P.


                               By:_______________________________________
                               ________________________________, General Partner

                                   Exhibit A
                                   ---------

                                  STOCK POWER

          FOR VALUE RECEIVED, the undersigned (the "Transferor") hereby sells, assigns and transfers unto Sunil Wadhwani (the "Transferee"), Five Hundred Sixty Eight Thousand, One Hundred Twenty Six (568,126) shares of common stock of VCampus Corporation (the "Corporation"), standing in the Transferor's name on the books of the Corporation represented by Certificate Number 2460 herewith, and does hereby irrevocably constitute and appoint Daniel Daugherty as attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated: December 12, 2001       Highgate Ventures I, L.P.


                               By:_______________________________________
                               ________________________________, General Partner

                                  Schedule 1
                                  ----------

                                 Common Stock

      Ashok Trivedi                              568,127
     Sunil Wadhwani                              568,126